Exhibit 10.53

SUPPLY AGREEMENT
This Supply Agreement (this “Agreement”), dated as of the 2nd day of November, 2012 (the “Effective Date”), is by and between ORCHID MPS HOLDINGS, LLC, a Delaware limited liability company (“Supplier”), and WRIGHT MEDICAL TECHNOLOGY, INC., a Delaware corporation having a principal place of business at 5677 Airline Road, Arlington, TN 38002 (“Customer”). Supplier and Customer may be referred to herein as a “Party” or, collectively, as the “Parties.”
RECITALS:
WHEREAS, Customer is a designer and seller of orthopedic implants and instrumentation and desires to secure the services and capacity of Supplier; and
WHEREAS, Supplier possesses expertise with regard to the manufacture of orthopedic implants and instrumentation; and
WHEREAS, the Parties desire to enter into this Agreement in accordance with the terms, conditions and provisions contained below.
NOW, THEREFORE, to facilitate these purposes, in consideration of the covenants and obligations expressed herein, the Parties agree to be legally bound as follows:
DEFINITIONS:
Capitalized terms in this Agreement shall have the following meanings:
“Affiliate” shall mean, when used with reference to a Party, any individual or entity directly or indirectly controlling, controlled by or under common control with such Party. For purposes of this definition, “control” means: (a) the direct or indirect ownership of at least 50% of the outstanding voting securities of an entity; (b) the right to control the policy decisions of such entity; or (c) has the power to elect or appoint at least 50% of the members of the board of directors of the entity.
“Applicable Laws” means all applicable laws, ordinances, rules, and regulations of a Governmental Authority, with respect to a Party's performance of its obligations set forth in this Agreement.
“Bankruptcy Event” shall mean the person or entity in question becomes insolvent, or voluntary or involuntary proceedings by or against such person or entity are instituted in bankruptcy or under any insolvency law, or a receiver or custodian is appointed for such person or entity, or proceedings are instituted by or against such person or entity for corporate reorganization or the dissolution of such person or entity, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or such person or entity makes an assignment for the benefit of its creditors, or substantially all of the assets of such person or entity are seized or attached and not released within sixty (60) days thereafter.
“Confidential Information” shall mean this Agreement, all exhibits attached hereto and all proprietary and confidential information of a Party, including, without limitation, Intellectual Property, trade secrets, technical information, specifications, business and financial information, sales information, customer and potential customer lists and identities, product sales plans, sublicense agreements, inventions, developments, discoveries, software, know-how, methods, techniques, formulae, data, processes and other trade secrets and proprietary ideas, whether or not protectable under patent, trademark, copyright or other areas of law, that the other Party has access to or receives but does not include information that (a) is or becomes publicly available through no fault of the receiving Party, or (b) is received from a Third Party who is under no obligation of confidentiality to the disclosing Party.

“FDA” shall mean the United States Department of Health and Human Services Food and Drug Administration or any successor agency.
“Force Majeure Event” shall mean any event beyond the reasonable control of the Party affected by such event and which occurs without the fault or negligence of such Party or any of its subcontractors or suppliers, including, but not limited to, an act of God, failures or delays in transportation, fire, flood, earthquake, storm, war, riot, revolt, act of a public enemy, embargo, explosion, civil commotion, act of terror, or any law, rule, regulation, order by any Governmental Authority. In each instance, the failure to perform must be beyond the reasonable control of the affected Party.
“Governmental Authority” shall mean any applicable international, domestic federal, state, municipal, local, territorial or other governmental department, regulatory authority, judicial or administrative body.
“Specifications” means the design specifications for Products as provided by Customer to Supplier.
“Intellectual Property” shall mean any and all trade secrets, patents, copyrights, trademarks, service marks, trade names, domain names, trade dress, URLs, brand features, know- how and similar rights of any type under the laws of any applicable Governmental Authority relating to the products manufactured and/or distributed by Customer.
“Product” or “Products” shall mean the products listed on Exhibit A, as such may from time to time be amended by written agreement of the Parties.
“Third Party” shall mean any individual or entity other than a Party or an Affiliate of a Party.
“Work in Process” means (i) partially completed goods, parts, assemblies and/or subassemblies that are no longer part of the raw materials inventory and are not yet a part of the finished products inventory and (ii) the costs of which shall be all costs incurred for work in process to complete firm purchase orders by the Supplier, including, but not limited to, raw materials, machining time, quality assurance and engineering requirements, specialized tooling and outside subcontractors and vendors.
“Vendor Managed Inventory” or “Kan-ban” will be used interchangeably to represent the same process for terms of this Agreement including any written or verbal reference to this contract or program. The VMI or Kan-ban may also be referred to herein as “Program”. Supplier agrees to work with Customer pursuant to this Agreement to establish an inventory management program based on conditions agreed to by both Supplier and Customer.
ARTICLE 1.
RIGHT TO MANUFACTURE PRODUCTS
1.01     Authorization. Customer hereby appoints Supplier as its prime vendor to manufacture and supply the Products. Customer grants Supplier a license to manufacture and supply all of Customer's requirements for the Products, provided that Supplier meets the price, quality, and delivery standards reasonably established by Customer from time to time. Customer shall discuss with Supplier any new casting programs before selecting any Third Party to manufacture or supply any new casting products. Customer grants Supplier the right to submit a bid to manufacture and supply any new casting products, which bid shall receive full and good faith consideration from Customer.
ARTICLE 2.
REGULATORY AND MANUFACTURING REQUIREMENTS
2.01     Regulatory Approval. Customer shall be responsible for conducting and paying for all necessary pre-clinical efforts, clinical validation and regulatory obligations related to the Products. Customer will determine the product features and will specify the intended use of the Products. Customer shall be responsible for fulfilling regulatory requirements of 93/42/EEC (Medical

Devices Directive) and all future updates for CE-marking of Products. Customer shall be responsible for any required registration and approval activities for distribution of a Product to international locations where the Products are not already cleared or registered for sale and own all such registrations.
2.02     Specification Developer. Customer is the specification developer for the Products. Customer is thereby responsible for (a) establishing, maintaining and following any design control procedures; (b) creating, maintaining and holding all design history files; and (c) obtaining and maintaining any required clearances, approvals, notifications, or market authorizations from the FDA or any other relevant governmental authority.
2.03     Testing Supporting Design Changes. Testing shall be conducted by Customer, at its expense, to validate and verify any design changes and Customer shall maintain records of design verification and validation test reports.
2.04     Processing. Supplier will be responsible for manufacturing the Products in accordance with the Specifications. Supplier shall maintain production records and storage records, if applicable, and shall make said records available for Customer as reasonably requested and shall retain those records in accordance with the requirements of Applicable Laws. Customer will provide the molds necessary to produce the Products. Upon expiration or termination of this Agreement, Supplier will promptly return to Customer any and all molds provided by Customer to Supplier. For the avoidance of doubt, the molds provided hereunder at all times shall remain the sole and exclusive property of the Customer. Supplier acknowledges and agrees that the molds provided hereunder are to be solely and exclusively use in the production of the Products for Customer.
2.05     Notification of Significant Changes. Supplier shall provide thirty (30) days prior written notice of, and obtain Customer's approval, which shall not be unreasonably withheld, about any changes to Supplier's manufacturing processes. “Changes” are those that will impact the quality, safety, regulatory status of Products and include changes in the composition or method of processing or as required by applicable standards or regulations.
2.06     Products Complaints. Customer will be the designated Party to receive complaints and promptly advise Supplier, in writing, of complaints attributable to the Products manufactured by Supplier under the terms contained in this Agreement. Supplier and Customer will maintain product complaint files, including related investigations.
2.07     Investigations. Supplier will conduct product complaint investigations related to the manufacture or processing of Products upon request from Customer. Supplier will provide reasonable assistance in complaint investigations and will provide any information available to Supplier to close those investigations. Supplier agrees to provide the results of its investigations to Customer within thirty (30) days of receiving the complaint and to provide ongoing updates to Customer as requested.
2.08     Reports to FDA. Each party will comply with applicable FDA reporting requirements with respect to adverse events or corrections and removals.
2.09     Registrations and Licenses. Supplier shall maintain its current registrations and licenses as required by Customer pursuant to its vendor qualification requirements.
2.10     Compliance with Law. The Parties shall at all times conduct themselves and all activities performed under this Agreement in full compliance with all Applicable Laws, as amended from time to time.
ARTICLE 3.
PROCESSING, SUPPLY, AND DISTRIBUTION
3.01     Contact Person. As soon as reasonably practicable after the Effective Date, each Party shall identify, by written notice, a contact person to serve as the primary liaison between the

Parties with regard to manufacture and supply issues. Each Party may replace its contact person, at any time, upon written notice identifying the new contact person.
3.02     Specifications. Supplier agrees to manufacture and supply Products to Customer in accordance with the Specifications and the requirements provided by Customer, which shall be consistent with the requirements and Specifications in effect with respect to the casting operation of Customer as it existed immediately before the execution of this Agreement. Supplier shall supply the Products with a certification that the Products meet Customer's Specifications. Non-conforming Products may, at Customer's option, be returned for credit or replacement at Supplier's expense. All Products delivered pursuant to this Agreement shall be free and clear of all claims, encumbrances, liens and security interests.
3.03     Quality obligation. Supplier will maintain a quality system that satisfies Customer's vendor qualification process, and be good manufacturing practice compliant in accordance with appropriate FDA 21CFR Part 820 guidelines as currently in effect as of the date hereof, as verified by Customer personnel, and subject to periodic Customer audit. In the event that these regulations are modified, amended or otherwise updated, Supplier will modify, amend or otherwise update and maintain a quality system in accordance therewith. Customer acknowledges that Supplier's current quality system satisfies Customer's vendor qualification process.
3.04     Regulatory. Supplier shall notify Customer within ten (10) days of all inspections by FDA or any other applicable regulatory authorities whether domestic or outside U.S. territories or its borders. Inspections include but are not limited to planned, unplanned or electronic communication or any investigation where Supplier's is contacted related to facility, products, processes, materials or personnel associated with the production of any of Customer products or processes or any and all equipment used by Supplier. Supplier agrees to allow Customer to participate in the investigation or inspection with respect to Products. Except as it relates to proprietary Customer-specific information, the Parties shall provide each other the full results of the inspection, and any responses thereto, that are related to said products or investigation.
3.05     Record Keeping. Supplier shall, for as long as required by Applicable Law, keep complete records and books covering the manufacture of Products including details of component and raw material procurement and other documents relating to this Agreement. Supplier agrees to permit Customer, at Customer's expense upon reasonable request and during ordinary business hours, and to have access to and make copies of such records, books and all other documents and materials in the possession and under the control of Supplier directly relating to or pertaining to the Products. Customer shall provide Supplier at least thirty (30) days prior written notice of a record inspection requested pursuant to this paragraph, and Customer shall be entitled to no more than one record inspection in any six-month period.
3.06     Regulatory Inspection. Following inspections by applicable regulatory authorities, including, without limitation, the FDA or applicable regulatory authorities of products or processes as identified in Section 3.04, Supplier shall do such actions or cause such actions to be done that are necessary, advisable or appropriate so that Supplier remains in good standing with any such regulatory authorities.
3.07     Order, Acceptance and Supply of the Product. All orders for Products shall be filled by Supplier based upon the conditions as stated below:
(a)With respect to each Product, Customer will issue to Supplier blanket and/or firm orders for a period of one full calendar quarter, and provide any available information or forecasts covering a period of three additional calendar quarters. Six (6) weeks prior to the beginning of the forecast quarter, Customer will issue to Supplier a blanket and/or firm purchase order for the next calendar quarter period of forecast, and will make available a forecast for the next three (3)

calendar quarters. Supplier will supply Products in accordance with such orders and the Specifications or other Products in accordance with agreed and acknowledged purchase orders. Supplier will use commercially reasonable efforts to meet Customer's delivery requirements.
(b)In the event Supplier is unable to manufacture Products in accordance with the Specifications and in such quantities specified in Customer purchase orders and forecasts for any reason, except for a default by Customer hereunder or a Force Majeure Event, then Supplier shall have the obligation to retain a subcontractor to manufacture the Products in accordance with the Specifications. The subcontractor must be a qualified alternative manufacturer and meet or exceed Customer quality standards through the remaining terms and conditions contained in this Agreement; Products manufactured by a subcontractor shall be supplied to Customer at no additional cost. To the extent Supplier cannot or does not engage a subcontractor to manufacture the Products in accordance with the Specifications and in such quantities set forth in Customer purchase orders and forecasts, Customer has the right to retain a Third Party to manufacture the Products, and Supplier shall reimburse Customer for incremental costs incurred by Customer in the manufacture or delivery of the Product in an amount up to 50% above Supplier's price for supplying such Product hereunder. For the avoidance of doubt, Supplier will not be liable for any Third Party costs incurred by Customer to manufacture and deliver Product in the event of (i) a default by Customer hereunder, (ii) a Force Majeure Event or (iii) Customer requests for Product in excess of purchase orders and forecasts.
3.08     Delivery Terms. Unless directed in writing by Customer to the contrary, all deliveries of Products by Supplier to Customer shall be delivered to Customer's facility in Arlington, TN. All shipments will be FOB Supplier's facility, at which point title shall pass to Customer, and Supplier's liability as to delivery shall cease. Supplier has no responsibility for risk of damage to or loss or delay of Products if package in accordance with Customer's requirements. Supplier will pay freight from Supplier's facility in Oregon City, Oregon to Customer's facility in Arlington, TN based on normal course of business freight shipments. Special or unusual requirements placed by Customer for expedited shipments shall be negotiated at the time shipment is required.
3.09     Packaging. Supplier shall package and label Products according to the Specifications provided by Customer and as noted on a purchase order and shall be included as part of the invoice prices described in Section 4.01.
3.10     Inspection of Shipment and Notice of Claims. Customer must inspect delivered Products within a reasonable time of delivery, and Customer shall notify Supplier in writing of any shortage of products or non-conforming Products within thirty (30) days of its receipt of the shipment of Products from Supplier. Products are non-conforming if they do not satisfy the requirements set forth in the Specifications or the applicable purchase order. If Customer does not notify Supplier in writing of any shortage of Products or non-conforming Products within thirty (30) days of its receipt of shipment, the Products shall be deemed accepted by Customer. In the case of non-conformance due to latent defects or other defects which are not readily observable, if Customer fails to notify Supplier in writing of the non-conforming Products within the thirty (30) days after Customer knows, or should have known of the defects, the Products shall be deemed accepted by Customer.
3.11     Reservation of Rights. Except as expressly provided in this Agreement, no right, title or interest is granted, whether express or implied, by Customer to Supplier, and nothing in this Agreement shall be deemed to restrict Customer's right to exploit Customer's own Intellectual Property relating to Products provided that such exploitation does not use Intellectual Property of Supplier. Notwithstanding the above, any patentable or unpatentable inventions, discoveries, improvements, processes, methodologies, and ideas of general applicability relating to Products except those that directly relate to Supplier processes shall be the sole property of Customer.

3.12     Customer Marks/Marketing. Supplier acknowledges that Customer is the sole and exclusive owner of its trademarks, service marks, insignias, and copyrighted materials, and Supplier will not claim rights of ownership therein or make any attempt to register them nor will they reference or display Customer name or products without prior written permission of Customer.
ARTICLE 4.
COMPENSATION TERMS
4.01     Pricing/Supply Costs for Products. The price of the Products is set forth on Exhibit A. Prices for the Products shall be adjusted at least annually to reflect raw material cost fluctuations. On each anniversary of the Effective Date, and/or at such other times as the Parties may mutually determine, the Parties shall negotiate in good faith to adjustments to prices for Products based on Supplier's raw material costs and in accordance with the methodology set forth on Exhibit B. Supplier will reserve raw materials to cover expected demand for the forecast period agreed upon by the Parties, which shall not exceed one year. The prices listed on Exhibit A as of the Effective Date reflect a cost of Co of $[***] per pound, Mo of $[***] per pound, and Cr of $[***] per pound.
4.02     Payment Terms. Payment terms will be net forty-five (45) days from the date of the invoice of Products shipped by Supplier in acceptable condition.
4.03     Taxes. All payments required to be made by Customer to Supplier, under this Agreement are exclusive of any applicable federal, state and local taxes. Any present or future sales, revenue, excise, withholding or other tax, fees, or charge of any nature, imposed by any public authority, applicable to the purchase of Products hereunder (other than value added taxes or taxes based on Supplier's net income), shall be added to the purchase price and shall be paid by Customer unless an exemption therefrom is obtained.
4.04     Minimums. Customer is not required to purchase any minimum amount of Products.
4.05     VMI and/or Kan-Ban Process. In an effort to smooth out production Supplier agrees to implement a VMI and/or Kan-ban process. Supplier and Customer will work together to develop mutually beneficial stock levels and order quantities that help both companies reduce inventory and maintain steady production flow.
ARTICLE 5.
TERM AND TERMINATION
5.01     Term and Renewal. This Agreement shall begin on the Effective Date and shall continue for ten (10) years unless terminated earlier in accordance with this Article 5
5.02     Termination. Either Party may terminate this Agreement immediately upon written notice to the other Party in the event:
(a)    The other Party becomes the subject of a Bankruptcy Event which is not dismissed within sixty (60) days of the filing of the bankruptcy petition; or
(b)    With cause upon thirty (30) days' advance written notice after a material breach or material default by the other Party of any provision of this Agreement occurs, and such Party fails to remedy such breach or default if notified in writing. The thirty (30) day time period shall be automatically extended provided the defaulting Party is exercising diligence to remedy the breach or default and diligently continues to remedy the breach or default.
5.03     Termination without Cause. Either Customer or Supplier may terminate this Agreement without cause and without any liability for either party except as specifically provided in Section 5.04 by providing at least one (1) year prior written notice to the other Party.
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

5.04     Upon Termination. Upon termination of this Agreement, this Agreement shall thereafter have no effect, except that:
(a)     the provisions of Articles 5, 6, 7, and 9 shall survive and apply,
(b)     payment obligations that have accrued prior to the date of termination shall remain due and payable in accordance with the terms of this Agreement,
(c)payment obligations that have accrued but have not been invoiced as of the date of termination shall be invoiced and paid in full within thirty (30) days of receipt of such invoice,
(d)Supplier shall fill all firm orders in effect at the time of the termination unless otherwise agreed by the Parties,
(e)Supplier shall promptly return to Customer any and all molds provided by Customer to Supplier,
(f)the Parties shall return to each other all information, data and material furnished to the other Party and designated as Confidential together with all copies thereof,
(g)neither Party shall be relieved from liability for any breach of any representation, warranty or agreement hereunder occurring prior to such termination, and
(h)all remaining inventory, purchase orders, and work in process, not in excess of the purchase orders, and all raw materials not in excess of the agreed-upon forecast period under Section 4.01, held by Supplier or being or to be completed by Supplier shall be scheduled for delivery and the costs thereof shall be invoiced to Customer and will become due and payable; provided that Supplier uses commercially reasonable efforts to mitigate any damages suffered from holding such excess inventory, work in process, and raw materials.
ARTICLE 6.
CONFIDENTIALITY
6.01     Confidentiality Obligations. Except as permitted elsewhere under the terms of this Agreement, each Party shall:
(a)     receive and maintain the Confidential Information of the other Party in strict confidence;
(b)     not disclose such Confidential Information to any Third Parties unless expressly needed for product development or manufacturing and as agreed in writing by the Parties; and
(c)    promptly notify the disclosing Party upon learning of any Applicable Law, rule, regulation or court order that purports to compel disclosure of any Confidential Information of the disclosing Party and to reasonably cooperate with the disclosing Party in the exercise of the disclosing Party's right to protect the confidentiality of such Confidential Information.
Neither Party hereto shall use all or any part of the Confidential Information of the other Party for any purpose other than to perform its obligations under this Agreement. Each Party shall ensure that its employees, representatives and agents comply with this provision.
6.02     Exclusions. Nothing contained herein shall prevent a Party from disclosing Confidential Information pursuant to any Applicable Law or to any subcontractor who needs to know such information for the purposes of this Agreement so long as such subcontractor agrees to be bound by the terms of the confidentiality provisions contained herein; provided that such Party complies with the notice provisions of Section 6.01(c) to the extent permissible under Applicable Law.

Such disclosure shall not alter the status of such information hereunder for all other purposes as Confidential Information.
6.03     Termination. Upon termination of this Agreement, all Confidential Information shall be returned to the disclosing Party or destroyed, unless otherwise specified or permitted elsewhere under this Agreement. Trade secret information shall remain confidential so long as it meets the definition of Confidential Information.
6.04     Injunction. Each Party acknowledges and agrees that the provisions of this Article 6 are reasonable and necessary to protect the other Party's interests in its Confidential Information, that any breach of the provisions of this Article 6 may result in irreparable harm to such other Party and that the remedy at law for such breach may be inadequate. Accordingly, in the event of any breach or threatened breach of the provisions of this Article 6 by a Party hereto, the other Party, in addition to any other relief available to it at law, in equity or otherwise, shall be entitled to seek temporary and permanent injunctive relief restraining the breaching Party from engaging in or continuing any conduct that would constitute a breach of this Article 6, without the necessity of proving actual damages or posting a bond or other security.
6.05     Publicity. Except as may be required by Applicable Laws (including those arising under any securities laws), neither Party will originate any publicity, news release or other public announcement, written or oral, whether to the public press or otherwise, concerning the relationship between the Parties or the transactions described in this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. In the event disclosure is required by Applicable Law, then the Party required to so disclose such information shall, to the extent possible, provide to the other Party for its approval (such approval not to be unreasonably withheld) a written copy of such public announcement at least five (5) business days prior to disclosure.
ARTICLE 7.
REPRESENTATIONS AND WARRANTIES, INDEMNIFICATION,
LIMITATION ON DAMAGES AND INSURANCE
7.01     Mutual. Each Party hereby represents, covenants and warrants to the other Party that:
(a)     It has the corporate power, or limited liability company power, as applicable, to enter into this Agreement and to grant the rights and licenses granted herein and otherwise perform this Agreement;
(b)    to the best of each Party's knowledge, the entering into of this Agreement by such Party will not (i) violate any provision of law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (ii) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under its organizational documents, as amended to date, or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement;
(c)    When executed and delivered by it, this Agreement will constitute a legal, valid and binding obligation of it, enforceable against it in accordance with the provisions of this Agreement; and
(d)    it shall perform its obligations under this Agreement in compliance with all Applicable Laws.
7.02     Products. Supplier represents and warrants to the best of its knowledge that the Products delivered to Customer shall be in accordance with this Agreement and will not deviate from the Specifications and that any damage arising from Supplier's breach of this warranty shall promptly be remedied by Supplier at its sole expense. EXCEPT FOR THE LIMITED EXPRESS WARRANTIES

CONTAINED IN THIS AGREEMENT, SUPPLIER DOES NOT MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, IN FACT OR IN LAW, WITH RESPECT TO ANY PRODUCT OR SERVICES PROVIDED HEREUNDER, INCLUDING, BUT NOT LMITED TO, ANY IMPLIED WARRANTIES OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, PERFORMANCE OR NONINFRINGEMENT. EXCEPT FOR THE LIMITED EXPRESS WARRANTIES CONTAINED IN THIS AGREEMENT, ALL SUCH OTHER WARRANTIES ARE HEREBY DISCLAIMED.
7.03     Design Services. Customer expressly acknowledges that it is solely responsible for all aspects of the design of the Products and that Supplier has no responsibility and makes no representations or warranties whatsoever regarding the design of the Products. Customer warrants to Supplier that its design work and resulting Specifications represent original work product and do not directly or indirectly infringe upon the intellectual property rights of any Third Party.
7.04     Indemnification by Customer. Customer shall, indemnify and hold harmless Supplier, its Affiliates and their respective officers, directors, employees and agents from and against any and all losses, damages, liabilities, obligations, penalties, judgments, awards, costs, expenses, including reasonable attorney and court costs, and disbursements, including without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any claim, action, suit, proceeding or investigation asserted by a Third Party, caused by, relating to, based upon, arising out of or in connection with (a) (i) negligence, (ii) defect in the design of the Products, or (iii) recklessness or intentional misconduct or misstatements, on the part of Customer or its Affiliates or any of their officers, directors or employees, or (b) Customer's breach of any duty, representation warranty or covenant of this Agreement or (c) any claim that Customer's processes or Customer's designed products infringe intellectual property rights of any Third Party or (d) any claim against Supplier resulting from the use or misuse of the Products.
7.05     Indemnification by Supplier. Supplier shall indemnify and hold harmless Customer, its Affiliates and their respective officers, directors, employees and agents from and against any and all losses, damages, liabilities, obligations, penalties, judgments, awards, costs, expenses, including reasonable attorney and court costs, and disbursements, including without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any claim, action, suit, proceeding or investigation asserted by a Third Party, caused by, relating to, based upon, arising out of or in connection with (a) (i) negligence, (ii) defect arising out of the manufacture of the Products, or (iii) recklessness or intentional misconduct or misstatement, on the part of Supplier, its Affiliates or any of their officers, directors or employees, or (b) Supplier's breach of any duty, representation warranty or covenant of this Agreement.
7.06    Indemnitee Obligations. Each person seeking to be reimbursed, indemnified, or held harmless (each, an “Indemnitee”) shall
(a)    provide the Party obliged to indemnify such Indemnitee with prompt written notice of any claim, suit, demand or other action for which such Indemnitee seeks to be reimbursed, indemnified, or held harmless (each, a “Claim”), which notice shall include a reasonable identification of the alleged facts giving rise to such Claim,
(b)    grant such Party reasonable input regarding any such Claim and
(c)    reasonably cooperate with such Party and its agents in defense of any such Claim at the indemnifying Party's expense.
Each Indemnitee shall have the right to participate in the defense of any Claim for which such Indemnitee seeks to be reimbursed, indemnified, or held harmless, by using attorneys of such Indemnitee's choice, at such Indemnitee's expense. Any settlement of a Claim for which any Indemnitee seeks to be reimbursed, indemnified, or held harmless under this Article 7 shall be subject to the prior written approval of such Indemnitee, such approval not to be unreasonably withheld, conditioned or delayed.
7.07     Essential Part of Bargain. The Parties acknowledge that the provisions set forth in this Article 7 are an essential element of this Agreement between the Parties and that the Parties would not have entered into this Agreement without such provisions.
7.08     Adequate Insurance.  During the term of this Agreement, each of the Parties shall obtain and maintain at its sole cost and expense, product liability insurance or self-insurance that meets the following requirements (a) the insurance shall insure such Party and its Affiliates against all liability related to the product, including liability for bodily injury, property damage, wrongful death and any contractual indemnity obligations imposed by this Agreement, and (b) the insurance shall be in amounts, respectively, that are reasonable and customary in the industry for companies of comparable size and activity but in no event less than One Million and 00/100 Dollars per claim and Five Million Dollars in the aggregate. The Parties shall provide each other with a certificate of insurance evidencing the above coverage prior to commencing any work under this Agreement. The insurance certificate to be furnished must also evidence, that the Party's policies of insurance, which are required hereunder, have been endorsed to (x) provide the other Party with thirty (30) days' prior written notice of cancellation of such insurance coverage for any reason, except for non-payment of premium, as to which the other Party shall receive ten (10) days' prior written notice of cancellation, (y) name the certificate holder, its affiliates, subsidiaries, officers, directors, and employees (collectively, the “Certificate Holder”) as additional insureds, and (z) waive subrogation against the Certificate Holder. If a Party carries umbrella liability coverage, then, all of the requirements of this paragraph shall apply to such umbrella liability coverage. Notwithstanding the foregoing, coverage for a Certificate Holder as an additional insured will not apply to bodily injury, property damage or any other damages arising out of the negligent or willful acts or omissions of Certificate Holder, any employees of Certificate Holder or any third party.
7.09     Limitation on Damages. NOTWITHSTANDING ANY OTHER TERM OF THIS AGREEMENT, IN NO EVENT SHALL ANY PARTY, OR SUCH PARTY'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES, BE LIABLE TO THE OTHER PARTY HERETO FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES, COSTS OR EXPENSES (INCLUDING, BUT NOT LIMITED TO, LOST PROFITS, LOST REVENUES AND/OR LOST SAVINGS), WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, ARISING FROM A BREACH OR ALLEGED BREACH OF THIS AGREEMENT OR THE USE OF ANY PRODUCT SUPPLIED TO CUSTOMER HEREUNDER, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.
ARTICLE 8.
FORCE MAJEURE
8.01     Performance Delay. The performance of a Party impacted by a Force Majeure Event, other than the satisfaction of payment obligations that have accrued under this Agreement, is delayed, without liability, for the duration of a Force Majeure Event.
8.02     Notice. The Party whose performance is affected by a Force Majeure Event (the “Affected Party”) shall give prompt written notice to the other Party stating the details and expected duration of the event. Once notice is given of a Force Majeure Event, the Parties shall keep each other reasonably informed of the situation until the Force Majeure Event terminates or this Agreement is terminated, whichever occurs first. If the performance of the Affected Party does not resume within twelve (12) months of the occurrence of a Force Majeure Event, the other Party shall have the right to terminate this Agreement without penalty, except Customer's satisfaction of payment obligations that have accrued under this Agreement shall survive the termination of this Agreement. Each Party has full management discretion in dealing with its own labor issues.

ARTICLE 9.
MISCELLANEOUS
9.01     Governing Law. This Agreement shall be governed by and interpreted under the laws of the State of Tennessee, without regard to its conflicts of law provisions. Further, the United Nations Convention on Contracts for the International Sale of Goods, 1980, shall not apply hereto. Any action, litigation, claim, dispute, or proceeding relating in any way, either directly or indirectly, to this Agreement shall be brought exclusively in the state courts of Shelby County, Tennessee, or the U.S. District Court for the Western District of Tennessee, as applicable. Both Parties consent to the jurisdiction and venue of the courts referenced herein and agree not to assert the defense of forum non-conveniens.
9.02     No Assignment. Supplier may not transfer or assign any rights or delegate any obligations hereunder, in whole or in part, whether voluntarily or by operation of law, without the prior written consent of Customer, which consent may be withheld pursuant to reasonable business discretion. Customer may freely assign its rights hereunder. Subject to the foregoing, all of the terms, conditions and provisions of this Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the respective parties hereto.
9.03     Independent Contractors. In connection with this Agreement, each Party is an independent contractor. This Agreement does not, and shall not be construed to, create an employer-employee, agency, joint venture or partnership relationship between the Parties. Neither Party shall have any authority to act for or to bind the other Party in any way, to alter any of the terms or conditions of any of the other Party's standard forms of invoices, sales agreements, warranties or otherwise, or to warrant or to execute agreements on behalf of the other or to represent that it is in any way responsible for the acts, debts, liabilities or omissions of the other Party.
9.04. Notices. All notices, reports, payments and other communications required or permitted to be given under this Agreement (each, a “Notice”) shall be in writing and shall be given either by personal delivery against a signed receipt, by express delivery using a nationally recognized overnight courier or by facsimile. All Notices shall be properly addressed as follows, or to such other addresses as may be specified in a Notice given hereunder:

If to Supplier:	with a copy to:
Matt Burba	Jorge M. Ramos
Executive VP of Implant Mfg	Chief Financial Officer
1489 Cedar St.	1489 Cedar St.
Holt, MI 48842	Holt, MI 48842
Facsimile: (517) 694-2340	Facsimile: (517) 694-2340

If to Customer:	with a copy to:
Director of Procurement	General Counsel
Wright Medical Technology, Inc.	Wright Medical Technology, Inc.
5677 Airline Road	5677 Airline Road
Arlington, TN 38002	Arlington, TN 38002
Facsimile: (901) 867-9534	Facsimile: (901) 867-9534

A Notice shall be deemed to be effective upon personal delivery or, if sent via overnight delivery, upon receipt thereof. A Notice sent via facsimile is deemed effective on the same day (or if such day is not a business day, then on the next succeeding business day) if such facsimile is sent before 5:00 p.m. Central Standard Time and on the next day (or if such day is not a business day, then on the next succeeding business day) if such Notice is sent after 5:00 p.m. Central Standard Time.
9.05     Amendment or Modification. No subsequent amendment, modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the Parties.

9.06     Entire Agreement. This Agreement and the exhibits attached hereto set out the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, proposals, arrangements and communications, whether oral or written, with respect to the subject matter hereof. In the event that there is a conflict between the terms contained in the Exhibits and the terms contained in this Agreement, then except for the terms contained in Exhibit A, this Agreement shall control. The terms contained in Exhibit A shall control the terms contained in the Agreement.
9.07     Severability. If any provision of this Agreement is held by a tribunal of competent jurisdiction to be illegal, invalid or otherwise unenforceable in any jurisdiction, then to the fullest extent permitted by law (a) the same shall not effect the other provisions of this Agreement, (b) such provision shall be deemed modified to the extent necessary in the tribunal's opinion to render such provision enforceable, and the rights and obligations of the Parties shall be construed and enforced accordingly, preserving to the fullest extent the intent and agreements of the Parties set forth herein and (c) such finding of invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.
9.08     No Waiver. Failure to enforce any term of this Agreement is not a waiver of future enforcement of that or any other term. No term or provision of this Agreement will be deemed waived and no breach excused unless such waiver or excuse is in writing and signed by the Party against whom enforcement of such waiver or excuse is sought.
9.09     No Third Party Beneficiaries. Nothing in this Agreement is intended to confer benefits, rights or remedies unto any person or entity other than the Parties and their permitted successors and assigns.
9.09     Headings. The headings appearing at the beginning of the sections contained in this Agreement have been inserted for identification and reference purposes only and shall not be used to determine the construction or interpretation of this Agreement. The nomenclature of the defined terms in this Agreement shall only be used for the construction of this Agreement and are not to be used for any other purpose, including, but not limited to, interpretation for accounting purposes.
9.10     Execution in Counterparts, Facsimiles. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, bear the signatures of both Parties hereto. For the purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed an original.
9.11    Controlling Agreement. In the event any term of this Agreement is inconsistent with the terms of a purchase order issued by Customer or purchase order acknowledgment issued by the Supplier, then the terms of this Agreement shall control.

[SIGNATURE PAGE AND EXHIBITS TO FOLLOW.]

IN WITNESS WHEREOF, the Parties to the Agreement by their duly authorized representatives have executed this Agreement as of the date first written above.

ORCHID MPS HOLDINGS, LLC	WRIGHT MEDICAL TECHNOLOGY, INC.

By:/s/ Michael E. Miller	By:/s/ William L. Griffin
Name: Michael E. Miller	Name: William L. Griffin
Title:Chief Executive Officer	Title:Senior Vice President, Global Operations

EXHIBIT A
PRODUCTS

2011 Foundry Completions
9/27/2012
Part #	Item Description	Do Ty	G/L Cat	Or Ty	ABP	Price
106303	IMP FEM PC SM+ RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
106304	IMP FEM PC MD LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
106305	IMP FEM PC MD RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
106307	IMP FEM PC LG RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
106308	IMP FEM PC LG+ LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
106310	IMP FEM PC XLG LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
106311	IMP FEM PC XLG RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
106386	IMP FEM LG RT KNE CC WT3C	IC	CM95	WO	$ [***]	$ [***]
107890	IMP FEM POST STAB XLG LT KNE	IC	CM95	WO	$ [***]	$ [***]
108456	IMP FEM PC MD+ LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
108457	IMP FEM PC MD+ RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
111086	IMP FEM POST STAB NON POR OPEN	IC	CM95	WO	$ [***]	$ [***]
111641	IMP TIB MD+ KNE CC OADV C	IC	CM95	WO	$ [***]	$ [***]
117240	IMP HIP HEMI 36-37 CAST CC	IC	CM64	WO	$ [***]	$ [***]
117244	IMP HIP HEMI 44-45 CAST CC	IC	CM64	WO	$ [***]	$ [***]
117245	IMP HIP HEMI 46-47 CAST CC	IC	CM64	WO	$ [***]	$ [***]
117246	IMP HIP HEMI 48-49 CAST CC	IC	CM64	WO	$ [***]	$ [***]
117247	IMP HIP HEMI 50-51 CAST CC	IC	CM64	WO	$ [***]	$ [***]
117248	IMP HIP HEMI 52-53-54 CAST CC	IC	CM64	WO	$ [***]	$ [***]
117249	IMP HIP HEMI 55-56-57 CAST CC	IC	CM64	WO	$ [***]	$ [***]
118339	IMP INSERT 28/37 F75 GI	IC	CM64	WO	$ [***]	$ [***]
118340	IMP INSERT 28/41 F75 GII	IC	CM64	WO	$ [***]	$ [***]
118341	IMP INSERT 28/48 F75 GIII	IC	CM64	WO	$ [***]	$ [***]
118342	IMP INSERT 28/52 F75 GIV	IC	CM64	WO	$ [***]	$ [***]
118343	IMP INSERT 32/41 F75 GII	IC	CM64	WO	$ [***]	$ [***]
118344	IMP INSERT 32/48 F75 GIII	IC	CM64	WO	$ [***]	$ [***]
118525	IMP 28MM HEAD F-75 CAST	IC	CM64	WO	$ [***]	$ [***]
118526	IMP 32MM HEAD F-75 CAST	IC	CM64	WO	$ [***]	$ [***]
118527	IMP 36MM HEAD F-75 CAST	IC	CM64	WO	$ [***]	$ [***]
123941	IMP BASE SZ 1 KNE CC ADV CST	IC	CM95	WO	$ [***]	$ [***]
123942	IMP BASE SZ 2/1+ KNE CC ADV	IC	CM95	WO	$ [***]	$ [***]
123943	IMP BASE SZ 3/2+ KNE CC ADV	IC	CM95	WO	$ [***]	$ [***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

123944	IMP BASE SZ 4/3+ KNE CC ADV	IC	CM95	WO	$ [***]	$ [***]
123945	IMP BASE SZ 5/4+ KNE CC ADV	IC	CM95	WO	$ [***]	$ [***]
123946	IMP BASE SZ 6/5+ KNE CC ADV	IC	CM95	WO	$ [***]	$ [***]
124994	IMP HIP HEMI 38-42 CC F75	IC	CM14	WO	$ [***]	$ [***]
125149	IMP PCR FEM RT SIZE 0	IC	CM95	WO	$ [***]	$ [***]
125974	IMP TIB.HNGE.BASE SLM.STM	IC	CM14	WO	$ [***]	$ [***]
127448	IMP FEM KNE LT 72MM RSCTN	IC	CM14	WO	$ [***]	$ [***]
127449	IMP FEM KNE RT 72MM RSCTN	IC	CM14	WO	$ [***]	$ [***]
128820	IMP CUP SZ.AA HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
128821	IMP CUP SZ.A HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
128822	IMP CUP SZ.B HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
128823	IMP CUP SZ.C HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
128824	IMP CUP SZ.D HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
129140	IMP CAST TIB SZ 2.5 CC ADVC	IC	CM95	WO	$ [***]	$ [***]
129752	IMP SPIKED CUP 40 X 46	IC	CM64	WO	$ [***]	$ [***]
129753	IMP SPIKED CUP 42 X 48	IC	CM64	WO	$ [***]	$ [***]
129754	IMP SPIKED CUP 44 X 50	IC	CM64	WO	$ [***]	$ [***]
129755	IMP SPIKED CUP 46 X 52	IC	CM64	WO	$ [***]	$ [***]
129756	IMP SPIKED CUP 48 X 54	IC	CM64	WO	$ [***]	$ [***]
129757	IMP SPIKED CUP 50 X 56	IC	CM64	WO	$ [***]	$ [***]
129758	IMP SPIKED CUP 52 X 58	IC	CM64	WO	$ [***]	$ [***]
129759	IMP SPIKED CUP 54 X 60	IC	CM64	WO	$ [***]	$ [***]
129905	IMP CUP CAST 36 X 42 CNSR+	IC	CM64	WO	$ [***]	$ [***]
129909	IMP CUP CAST 44 X 50 CNSR+	IC	CM64	WO	$ [***]	$ [***]
129910	IMP CUP CAST 46 X 52 CNSR+	IC	CM64	WO	$ [***]	$ [***]
129911	IMP CUP CAST 48 X 54 CNSR+	IC	CM64	WO	$ [***]	$ [***]
129912	IMP CUP CAST 50 X 56 CNSR+	IC	CM64	WO	$ [***]	$ [***]
129913	IMP CUP CAST 52 X 58 CNSR+	IC	CM64	WO	$ [***]	$ [***]
129914	IMP CUP CAST 54 X 60 CNSR+	IC	CM64	WO	$ [***]	$ [***]
129915	IMP CUP CAST 56 X 62 CNSR+	IC	CM64	WO	$ [***]	$ [***]
130496	IMP CAST SZ 1 FEM LT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
130497	IMP CAST SZ 1 FEM RT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
130498	IMP CAST SZ 2 FEM LT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
130499	IMP CAST SZ 2 FEM RT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
130500	IMP CAST SZ 3 FEM LT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
130501	IMP CAST SZ 3 FEM RT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
130502	IMP CAST SZ 4 FEM LT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
130503	IMP CAST SZ 4 FEM RT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

130504	IMP CAST SZ 5 FEM LT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
130505	IMP CAST SZ 5 FEM RT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
130507	IMP CAST SZ 6 FEM RT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
130508	IMP CAST SZ 1 FEM LT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
130509	IMP CAST SZ 1 FEM RT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
130510	IMP CAST SZ 2 FEM LT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
130511	IMP CAST SZ 2 FEM RT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
130512	IMP CAST SZ 3 FEM LT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
130513	IMP CAST SZ 3 FEM RT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
130514	IMP CAST SZ 4 FEM LT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
130515	IMP CAST SZ 4 FEM RT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
130516	IMP CAST SZ 5 FEM LT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
130517	IMP CAST SZ 5 FEM RT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
130538	IMP CAST SZ 1 FEM POST STAB NP	IC	CM95	WO	$ [***]	$ [***]
130539	IMP CAST SZ 2 FEM POST STAB NP	IC	CM95	WO	$ [***]	$ [***]
130540	IMP CAST SZ 3 FEM POST STAB NP	IC	CM95	WO	$ [***]	$ [***]
130541	IMP CAST SZ 4 FEM POST STAB NP	IC	CM95	WO	$ [***]	$ [***]
130542	IMP CAST SZ 5 FEM POST STAB NP	IC	CM95	WO	$ [***]	$ [***]
130544	IMP CAST SZ 1 FEM LT REV NP	IC	CM95	WO	$ [***]	$ [***]
130545	IMP CAST SZ 1 FEM RT REV NP	IC	CM95	WO	$ [***]	$ [***]
130546	IMP CAST SZ 2 FEM LT REV NP	IC	CM95	WO	$ [***]	$ [***]
130547	IMP CAST SZ 2 FEM RT REV NP	IC	CM95	WO	$ [***]	$ [***]
130548	IMP CAST SZ 3 FEM LT REV NP	IC	CM95	WO	$ [***]	$ [***]
130549	IMP CAST SZ 3 FEM RT REV NP	IC	CM95	WO	$ [***]	$ [***]
130550	IMP CAST SZ 4 FEM LT REV NP	IC	CM95	WO	$ [***]	$ [***]
130551	IMP CAST SZ 4 FEM RT REV NP	IC	CM95	WO	$ [***]	$ [***]
130552	IMP CAST SZ 5 FEM LT REV NP	IC	CM95	WO	$ [***]	$ [***]
130553	IMP CAST SZ 5 FEM RT REV NP	IC	CM95	WO	$ [***]	$ [***]
130556	IMP CAST SZ 1.5 FEM LT PRIM NP	IC	CM95	WO	$ [***]	$ [***]
130557	IMP CAST SZ 1.5 FEM RT PRIM NP	IC	CM95	WO	$ [***]	$ [***]
130558	IMP CAST SZ 1.5 FEM LT PRIM PC	IC	CM95	WO	$ [***]	$ [***]
130559	IMP CAST SZ 1.5 FEM RT PRIM PC	IC	CM95	WO	$ [***]	$ [***]
130569	IMP CAST SZ 4 FEM LT MD/RT LAT	IC	CM95	WO	$ [***]	$ [***]
130577	IMP CAST SZ 1 FEM LT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130578	IMP CAST SZ 1 FEM RT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130579	IMP CAST SZ 2 FEM LT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130580	IMP CAST SZ 2 FEM RT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130581	IMP CAST SZ 3 FEM LT STEMMED	IC	CM95	WO	$ [***]	$ [***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

130582	IMP CAST SZ 3 FEM RT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130583	IMP CAST SZ 4 FEM LT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130584	IMP CAST SZ 4 FEM RT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130585	IMP CAST SZ 5 FEM LT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130586	IMP CAST SZ 5 FEM RT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130587	IMP CAST SZ 1 FEM LT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130588	IMP CAST SZ 1 FEM RT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130589	IMP CAST SZ 2 FEM LT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130590	IMP CAST SZ 2 FEM RT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130591	IMP CAST SZ 3 FEM LT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130592	IMP CAST SZ 3 FEM RT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130593	IMP CAST SZ 4 FEM LT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130594	IMP CAST SZ 4 FEM RT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130595	IMP CAST SZ 5 FEM LT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130596	IMP CAST SZ 5 FEM RT STEMMED	IC	CM95	WO	$ [***]	$ [***]
130815	IMP CUP CAST 56 X 68 CNSR+	IC	CM64	WO	$ [***]	$ [***]
131199	IMP CAST SZ 75 FEM RT PRIM NP	IC	CM95	WO	$ [***]	$ [***]
131495	IMP BASE SZ 3/2+ KNE CC ADV	IC	CM95	WO	$ [***]	$ [***]
131496	IMP BASE SZ 4/3+ KNE CC ADV	IC	CM95	WO	$ [***]	$ [***]
131648	INST CAST TRL FEM LT SZ 1	IC	CM95	WO	$ [***]	$ [***]
131649	INST CAST TRL FEM RT SZ 1	IC	CM95	WO	$ [***]	$ [***]
131650	INST CAST TRL FEM LT SZ 2	IC	CM95	WO	$ [***]	$ [***]
131651	INST CAST TRL FEM RT SZ 2	IC	CM95	WO	$ [***]	$ [***]
131652	INST CAST TRL FEM LT SZ 3	IC	CM95	WO	$ [***]	$ [***]
131653	INST CAST TRL FEM RT SZ 3	IC	CM95	WO	$ [***]	$ [***]
131654	INST CAST TRL FEM LT SZ 4	IC	CM95	WO	$ [***]	$ [***]
131655	INST CAST TRL FEM RT SZ 4	IC	CM95	WO	$ [***]	$ [***]
131656	INST CAST TRL FEM LT SZ 5	IC	CM95	WO	$ [***]	$ [***]
131657	INST CAST TRL FEM RT SZ 5	IC	CM95	WO	$ [***]	$ [***]
132599	INST CAST TRL FEM RT SZ 1.5	IC	CM95	WO	$ [***]	$ [***]
132744	COMP HD 36-37MM HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
132747	COMP HD 42-43MM HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
132748	COMP HD 44-45MM HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
132749	COMP HD 46-47MM HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
132909	COMP HD 48-49MM HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
132910	COMP HD 50-51MM HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
132911	COMP HD 52-53MM HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
132912	COMP HD 54-55MM HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

132913	COMP HD 56-57MM HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
132963	COMP HD 60-61MM HIP CC BPLR	IC	CM64	WO	$ [***]	$ [***]
134744	IMP CAST SZ 2 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
134745	IMP CAST SZ 2 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
134746	IMP CAST SZ 3 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
134747	IMP CAST SZ 3 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
134748	IMP CAST SZ 4 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
134749	IMP CAST SZ 4 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
134878	IMP CAST POR SZ 2 FEM LT KNE	IC	CM95	WO	$ [***]	$ [***]
134879	IMP CAST POR SZ 2 FEM RT KNE	IC	CM95	WO	$ [***]	$ [***]
134880	IMP CAST POR SZ 3 FEM LT KNE	IC	CM95	WO	$ [***]	$ [***]
134881	IMP CAST POR SZ 3 FEM RT KNE	IC	CM95	WO	$ [***]	$ [***]
134882	IMP CAST POR SZ 4 FEM LT KNE	IC	CM95	WO	$ [***]	$ [***]
134883	IMP CAST POR SZ 4 FEM RT KNE	IC	CM95	WO	$ [***]	$ [***]
134898	INST CAST TRL FEM LT SZ 2	IC	CM95	WO	$ [***]	$ [***]
134899	INST CAST TRL FEM RT SZ 2	IC	CM95	WO	$ [***]	$ [***]
134900	INST CAST TRL FEM LT SZ 3	IC	CM95	WO	$ [***]	$ [***]
134901	INST CAST TRL FEM RT SZ 3	IC	CM95	WO	$ [***]	$ [***]
134902	INST CAST TRL FEM LT SZ 4	IC	CM95	WO	$ [***]	$ [***]
134903	INST CAST TRL FEM RT SZ 4	IC	CM95	WO	$ [***]	$ [***]
137941	IMP CAST SZ 1 FEM LT NP KNE	IC	CM95	WO	$ [***]	$ [***]
137942	IMP CAST SZ 2 FEM LT NP KNE	IC	CM95	WO	$ [***]	$ [***]
137945	IMP CAST SZ 1 FEM RT NP KNE	IC	CM95	WO	$ [***]	$ [***]
137946	IMP CAST SZ 2 FEM RT NP KNE	IC	CM95	WO	$ [***]	$ [***]
138066	IMP CAST SZ 1 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138067	IMP CAST SZ 1 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138068	IMP CAST SZ 2 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138069	IMP CAST SZ 2 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138070	IMP CAST SZ 3 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138071	IMP CAST SZ 3 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138072	IMP CAST SZ 4 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138073	IMP CAST SZ 4 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138074	IMP CAST SZ 5 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138075	IMP CAST SZ 5 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138076	IMP CAST SZ 6 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138077	IMP CAST SZ 6 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138078	IMP CAST SZ 7 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138079	IMP CAST SZ 7 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

138080	IMP CAST SZ 8 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138081	IMP CAST SZ 8 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138090	IMP CAST SZ 1 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138091	IMP CAST SZ 1 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138092	IMP CAST SZ 2 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138093	IMP CAST SZ 2 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138094	IMP CAST SZ 3 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138095	IMP CAST SZ 3 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138096	IMP CAST SZ 4 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138097	IMP CAST SZ 4 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138098	IMP CAST SZ 5 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138099	IMP CAST SZ 5 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138100	IMP CAST SZ 6 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138101	IMP CAST SZ 6 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138102	IMP CAST SZ 7 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138103	IMP CAST SZ 7 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138104	IMP CAST SZ 8 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138105	IMP CAST SZ 8 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138106	IMP CAST SZ 3 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138107	IMP CAST SZ 3 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138108	IMP CAST SZ 4 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138109	IMP CAST SZ 4 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138110	IMP CAST SZ 5 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138111	IMP CAST SZ 5 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138112	IMP CAST SZ 6 FEM LT KNE CC	IC	CM95	WO	$ [***]	$ [***]
138113	IMP CAST SZ 6 FEM RT KNE CC	IC	CM95	WO	$ [***]	$ [***]
140100	COMP HD 40-41MM RED HIP CC	IC	CM64	WO	$ [***]	$ [***]
140101	COMP HD 42-43MM RED HIP CC	IC	CM64	WO	$ [***]	$ [***]
140102	COMP HD 44-45MM RED HIP CC	IC	CM64	WO	$ [***]	$ [***]
140103	COMP HD 46-47MM RED HIP CC	IC	CM64	WO	$ [***]	$ [***]
140104	COMP HD 48-49MM RED HIP CC	IC	CM64	WO	$ [***]	$ [***]
140105	COMP HD 50-51MM RED HIP CC	IC	CM64	WO	$ [***]	$ [***]
140106	COMP HD 52-53MM RED HIP CC	IC	CM64	WO	$ [***]	$ [***]
140107	COMP HD 54-55MM RED HIP CC	IC	CM64	WO	$ [***]	$ [***]
141811	IMP BASE SZ 3 KNE CC 913 CST	IC	CM95	WO	$ [***]	$ [***]
142255	IMP CAST SZ 1 LT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142256	IMP CAST SZ 1 RT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142257	IMP CAST SZ 2 LT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

142258	IMP CAST SZ 2 RT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142259	IMP CAST SZ 2+ LT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142260	IMP CAST SZ 2+ RT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142261	IMP CAST SZ 3 LT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142262	IMP CAST SZ 3 RT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142263	IMP CAST SZ 4 LT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142264	IMP CAST SZ 4 RT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142265	IMP CAST SZ 5 LT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142266	IMP CAST SZ 5 RT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142267	IMP CAST SZ 6 LT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142268	IMP CAST SZ 6 RT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142269	IMP CAST SZ 6+ LT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142270	IMP CAST SZ 6+ RT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142271	IMP CAST SZ 7 LT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142272	IMP CAST SZ 7 RT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142273	IMP CAST SZ 8 LT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142274	IMP CAST SZ 8 RT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142275	IMP CAST SZ 8+ LT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142276	IMP CAST SZ 8+ RT TIB BASE KNE	IC	CM95	WO	$ [***]	$ [***]
142844	IMP BASE SZ 1 KNE CC 913 CST	IC	CM95	WO	$ [***]	$ [***]
142845	IMP BASE SZ 2 KNE CC 913 CST	IC	CM95	WO	$ [***]	$ [***]
142847	IMP BASE SZ 4 KNE CC 913 CST	IC	CM95	WO	$ [***]	$ [***]
142848	IMP BASE SZ 5 KNE CC 913 CST	IC	CM95	WO	$ [***]	$ [***]
142849	IMP BASE SZ 5+ KNE CC 913 CST	IC	CM95	WO	$ [***]	$ [***]
	IMP CAST SZ 1 RX FEM NP KNE	IC	CM95	WO	$ [***]	$ [***]
142894	IMP CAST SZ 3 RX FEM NP KNE	IC	CM95	WO	$ [***]	$ [***]
142895	IMP CAST SZ 4 RX FEM NP KNE	IC	CM95	WO	$ [***]	$ [***]
142896	IMP CAST SZ 5 RX FEM NP KNE	IC	CM95	WO	$ [***]	$ [***]
142899	IMP CAST SZ 3 RS FEM NP KNE	IC	CM95	WO	$ [***]	$ [***]
143472	IMP CAST 29MM PAT KNE CC ADVC	IC	CM95	WO	$ [***]	$ [***]
143473	IMP CAST 32MM PAT KNE CC ADVC	IC	CM95	WO	$ [***]	$ [***]
143474	IMP CAST 35MM PAT KNE CC ADVC	IC	CM95	WO	$ [***]	$ [***]
144723	IMP BASE SZ 1+ KNE CC 913 CST	IC	CM95	WO	$ [***]	$ [***]
144724	IMP BASE SZ 2+ KNE CC 913 CST	IC	CM95	WO	$ [***]	$ [***]
144725	IMP BASE SZ 3+ KNE CC 913 CST	IC	CM95	WO	$ [***]	$ [***]
144726	IMP BASE SZ 4+ KNE CC 913 CST	IC	CM95	WO	$ [***]	$ [***]
145832	IMP CAST SZ 2 FEM LT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
145833	IMP CAST SZ 2 FEM RT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

145834	IMP CAST SZ 3 FEM LT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
145835	IMP CAST SZ 3 FEM RT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
145836	IMP CAST SZ 4 FEM LT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
145837	IMP CAST SZ 4 FEM RT NP KNE CC	IC	CM95	WO	$ [***]	$ [***]
145838	IMP CAST SZ 2 FEM LT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
145839	IMP CAST SZ 2 FEM RT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
145840	IMP CAST SZ 3 FEM LT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
145841	IMP CAST SZ 3 FEM RT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
145842	IMP CAST SZ 4 FEM LT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
145843	IMP CAST SZ 4 FEM RT PC KNE CC	IC	CM95	WO	$ [***]	$ [***]
145950	IMP CUP CAST 36 X 42 CNSR	IC	CM64	WO	$ [***]	$ [***]
145951	IMP CUP CAST 38 X 44 CNSR	IC	CM64	WO	$ [***]	$ [***]
145952	IMP CUP CAST 40 X 46 CNSR	IC	CM64	WO	$ [***]	$ [***]
145953	IMP CUP CAST 42 X 48 CNSR	IC	CM64	WO	$ [***]	$ [***]
145954	IMP CUP CAST 44 X 50 CNSR	IC	CM64	WO	$ [***]	$ [***]
145955	IMP CUP CAST 46 X 52 CNSR	IC	CM64	WO	$ [***]	$ [***]
145956	IMP CUP CAST 48 X 54 CNSR	IC	CM64	WO	$ [***]	$ [***]
145957	IMP CUP CAST 50 X 56 CNSR	IC	CM64	WO	$ [***]	$ [***]
145958	IMP CUP CAST 52 X 58 CNSR	IC	CM64	WO	$ [***]	$ [***]
145959	IMP CUP CAST 54 X 60 CNSR	IC	CM64	WO	$ [***]	$ [***]
145960	IMP CUP CAST 56 X 62 CNSR	IC	CM64	WO	$ [***]	$ [***]
145961	IMP CUP CAST 58 X 64 CNSR	IC	CM64	WO	$ [***]	$ [***]
145962	IMP CUP CAST 60 X 66 CNSR	IC	CM64	WO	$ [***]	$ [***]
146164	IMP BASE TIB SZ 1 CASTING CC	IC	CM95	WO	$ [***]	$ [***]
146165	IMP BASE TIB SZ 5 / 4+ CASTING	IC	CM95	WO	$ [***]	$ [***]
146166	IMP BASE TIB SZ 6 / 5+ CASTING	IC	CM95	WO	$ [***]	$ [***]
146167	IMP CAST TIB SZ 2.5 TIB BASE	IC	CM95	WO	$ [***]	$ [***]
146481	IMP BASE TIB SZ 2 / 1+ CASTING	IC	CM95	WO	$ [***]	$ [***]
146482	IMP BASE TIB SZ 3 / 2+ CASTING	IC	CM95	WO	$ [***]	$ [***]
146483	IMP BASE TIB SZ 4 / 3+ CASTING	IC	CM95	WO	$ [***]	$ [***]
146606	IMP BASE SZ 2+ / 3 KNE CC ADVC	IC	CM95	WO	$ [***]	$ [***]
146607	IMP BASE SZ 3+ / 4 KNE CC ADVC	IC	CM95	WO	$ [***]	$ [***]
146805	IMP SPIKED CUP SOLID 56MM OD	IC	CM14	WO	$ [***]	$ [***]
3110004120	CASTING SHELL BIPOLAR 41	IC	CM64	WO	$ [***]	$ [***]
3110004320	CASTING SHELL BIPOLAR 43	IC	CM64	WO	$ [***]	$ [***]
3110004520	CASTING SHELL BIPOLAR 45	IC	CM64	WO	$ [***]	$ [***]
3110004820	CASTING SHELL BIPOLAR 48	IC	CM64	WO	$ [***]	$ [***]
3110005020	CASTING SHELL BIPOLAR 50	IC	CM64	WO	$ [***]	$ [***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

3110005320	CASTING SHELL BIPOLAR 53	IC	CM64	WO	$ [***]	$ [***]
3608000420	CAST HEMI 43/47MM	IC	CM64	WO	$ [***]	$ [***]
3608000820	CAST HEMI 48/52MM	IC	CM64	WO	$ [***]	$ [***]
3608001220	CAST HEMI 53/57MM	IC	CM64	WO	$ [***]	$ [***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT B
Price Adjustments

The price of the Products shall be altered to reflect any movements in the constituent elements of the alloy.

The metal mechanism is then applied as per the example below:

The Alloy Base Price (ABP) is calculated for each part, and is relative to the alloy portion of the sales price for the part. Each main element (Co, Mo, and Cr) is then referenced and its movement versus the base is recorded at the time of setting the pricing for the next agreement.

Cobalt with Base Price (CoBP) at $19 per lb. represents 75.75% of the Alloy Base Price (ABP) per piece.
Therefore, if the latest cobalt price has increased by 5% v the CoBP then:

ABP changes by 75.75% X 5% = 3.788%

Molybdenum with Base Price (MoBP) at $18.64 per lb represents 14.66% of the ABP per piece. Therefore, if the latest molybdenum price has reduced by 10% v the MoBP then:

ABP changes by 14.66% X -10% = -1.466%

Chromium with Base Price (CrBP) at $3.65 per lb represents 9.59% of the ABP per piece. Therefore, if the latest chromium price has increased by 20% v the CrBP then:

ABP changes by 9.59% X 20% = 1.918%

ASSUMING THE ABP is $10.00 ON A PARTICULAR PART THEN THE PRICE WILL CHANGE BY

3.788% + -1.466% + 1.918% = 4.24%

$10.00 X 4.24% = $0.42 PER PART